Long-term debt	12 Months Ended
Dec. 31, 2025
Debt Disclosure [Abstract]
Long-term debt
Note 18: Long-term debt

On June 11, 2020, the Bank issued US $100 million of Subordinated Lower Tier II capital notes. The notes were issued at par and due on June 15, 2030.  The issuance was by way of a registered offering with US institutional investors. The notes were listed on the BSX in the specialist debt securities category. The proceeds of the issue were used, among others, to repay the entire amount of the US $45 million outstanding subordinated notes Series 2005-B which matured on July 2, 2020. The notes issued paid a fixed coupon of 5.25% until June 15, 2025 when they became redeemable in whole at the option of the Bank. The notes were priced at a spread of 4.43% over the 10-year US Treasury yield. The Bank incurred $2.3 million of costs directly related to the issuance of these capital notes which were capitalized directly against the carrying value of these notes on the balance sheet and amortized over the life of the notes. These notes were redeemed at face value in June 2025 at which time, unamortized issuance costs were fully recognized in the Consolidated Statements of Operations as part of the expense.

No interest was capitalized during the years ended December 31, 2025, 2024 and 2023.